EXHIBIT 10.8

Franklin Wireless Corp.

9707 Waples Street

Suite 150

San Diego, California

September 25, 2023

Yun J. (“David”) Lee

c/o Franklin Wireless Corp.

9707 Waples Street

Suite 150

San Diego, California

Re: Change in Control Agreement

Dear Mr. Lee:

This is to confirm that the term of the Change of Control Agreement between you and Franklin Wireless Corp., dated October 1, 2020, is hereby extended through September 30, 2024.

Very truly yours,

Franklin Wireless Corp.

By: /s/ Gary Nelson

Chairman of the Board, Franklin Wireless Corp.

Accepted:

/s/ Yun J. (“David”) Lee

David Lee